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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 1, 2006

                          PACIFIC PREMIER BANCORP, INC.
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             (Exact name of registrant as specified in its charter)

            DELAWARE                    0-22193                33-0743196
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  (State or other jurisdiction        (Commission          (I.R.S. Employer
        of incorporation)             File Number)        Identification No.)

    1600 Sunflower Ave, Second Floor, Costa Mesa, CA             92626
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        (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (714) 431-4000

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     Effective April 1, 2006, Pacific Premier Bancorp, Inc.'s wholly owned subsidiary, Pacific Premier Bank (the "Bank"), entered into a Salary Continuation Agreement (the "Agreement") with each of Steven R. Gardner, President and Chief Executive Officer of the Bank, and John L. Shindler, Chief Financial Officer of the Bank. Under the terms of the Agreements, each of Messrs. Gardner and Shindler are entitled to receive an annual benefit payment payable in twelve equal monthly installments commencing on the first day of the month following his Normal Retirement Date. The Normal Retirement Date is defined in the Agreements to be means the later of Normal Retirement Age or Separation from Service. The annual benefit payment for Messrs. Gardner and Shindler is $150,000 and $75,000, respectively. The benefit payments continue for fifteen years from the time they commence. The contracts also provide for a lump sum present value of the total benefit stream to be paid within 180 days of any Change in Control event that includes a separation of service of Messrs. Gardner or Shindler within twelve months of the Change in Control event.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     Copies of the Salary Continuation Agreement between Pacific Premier Bank and each of Steven R. Gardner and John L. Shindler are attached hereto as
     Exhibit 99.1 and Exhibit 99.2, respectively, and are hereby incorporated by reference.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PACIFIC PREMIER BANCORP, INC.


Dated:  May 19, 2006                  By:  /s/ STEVEN R. GARDNER
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                                           Steven R. Gardner
                                           President and Chief Executive Officer